Exhibit 10.58


                                       June __, 1998


HLM Design, Inc.
121 West Trade Street
Suite 2850
Charlotte, North Carolina 28202

Ladies and Gentlemen:

    This will confirm the agreement and understanding of the undersigned that, notwithstanding the provisions of Section 3 of that certain Security Escrow Agreement dated the date hereof among the undersigned, HLM Design, Inc. and First Union National Bank, as escrow agent (the "Agreement") the Shares (as defined in the Agreement) shall not be released from escrow under the Agreement pursuant to such Section 3 to the extent such release would result in the recognition of compensation expense to the Company in connection therewith.

                                       Very truly yours,

                                       Joseph M. Harris

                                       Vernon B. Brannon

                                       BERTHEL FISHER & COMPANY LEASING, INC.

                                       By __________________________________

Acknowledged and agreed, the
day and year first above written
HLM Design, Inc.

By _____________________________